UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

WYNN RESORTS, LIMITED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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Filed by Wynn Resorts, Limited

Pursuant to Rule 14a-6(b)

of the Securities Exchange Act of 1934

Commission File No.: 000-50028

Wynn Resorts, Limited sent the following letter to its stockholders on February 6, 2013.

YOUR VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY TODAY

February 6, 2013

Dear Stockholder:

We have previously mailed to you proxy materials in connection with the Special Meeting of Stockholders of Wynn Resorts, Limited (the “Company”), scheduled to be held on February 22, 2013. Your vote is important and your participation is requested for this important meeting.

Our Board of Directors (other than Mr. Kazuo Okada) has determined that Mr. Okada is an “Unsuitable Person” under our Articles of Incorporation, and unanimously approved the proposal to remove Mr. Okada as a director of the Company (the “Removal Proposal”). The Executive Committee of our Board of Directors (which consists of all directors of the Company other than Mr. Kazuo Okada) believes that Mr. Okada’s removal from our Board of Directors is essential to the Company from a gaming regulatory standpoint. Investigators hired by the Company uncovered and documented, among other things, more than three dozen instances over a three-year period in which Mr. Okada and his associates engaged in improper activities for their own benefit in apparent violation of U.S. anti-corruption laws and in contravention of the Company’s Code of Conduct. A link to a report on the results of such investigation can be found below.

The Executive Committee unanimously recommends that our stockholders vote “FOR” the proposal to remove Mr. Kazuo Okada as a director of Wynn Resorts, Limited.

LEADING PROXY ADVISORY FIRM RECOMMENDS VOTING

“FOR” THE REMOVAL OF MR. KAZUO OKADA

Institutional Shareholder Services (“ISS”), the leading independent proxy advisory firm, has published its analysis recommending that its institutional clients vote FOR the proposal to remove Mr. Kazuo Okada as a director of the Company.

In its analysis, ISS concluded, “In light of the material risk that Okada’s directorship poses to the company’s ability to receive gaming licenses for future operations and maintain licenses for current ones, ISS recommends that shareholders vote FOR the removal of Mr. Okada as a director of the company.”

The Removal Proposal requires an affirmative vote by holders of two-thirds (2/3) of the outstanding stock of the Company, entitled to vote at the Special Meeting. Accordingly, an abstention or failure to vote will have the same effect as a vote against the Removal Proposal.

According to our latest records, we have not received your voting instructions for the proposal to remove Mr. Kazuo Okada as a director of Wynn Resorts, Limited. Your vote is extremely important, no matter how many shares you hold.

On behalf of the Executive Committee, thank you for your cooperation and continued support.

Sincerely,

Kim Sinatra
General Counsel and Secretary

For your convenience, links to the following documents are below:

•	Proxy Statement filed on January 3, 2013

http://www.sec.gov/Archives/edgar/data/1174922/000119312513001796/d452171ddef14a.htm

•

Freeh Report filed on February 22, 2012 as Exhibit 99.2 to the Company’s Current Report on Form 8-K. This independent report, prepared by Freeh, Sporkin and Sullivan, LLP, was led by Louis J. Freeh, a former federal judge and former Director of the U.S. Federal Bureau of Investigation. It uncovered and documented, among other things, more than three dozen instances over a three-year period in which Mr. Okada and his associates engaged in improper activities for their own benefit in apparent violation of U.S. anti-corruption laws and in contravention of the Company’s Code of Conduct. The activities described in the Freeh Report include cash payments and gifts totaling approximately $110,000 to foreign gaming regulators.

http://www.sec.gov/Archives/edgar/data/1174922/000119312512071603/d304177dex992.htm

3 EASY WAYS TO VOTE

Help your Company avoid the expense of further solicitation by voting today. You may use one of the following simple methods to vote your shares:

1.	Vote by Telephone. Call the toll-free number (800) 454-8683. Have your control number listed on the enclosed voting instruction form ready and follow the simple instructions.

2.	Vote by Internet. Go to the website www.proxyvote.com. Have your control number listed on the enclosed voting instruction form ready and follow the simple instructions.

3.	Vote by Mail. Mark, sign, date and return the enclosed voting instruction form in the postage-paid return envelope provided.

PLEASE ACT TODAY TO VOTE YOUR SHARES

If you have any questions, or need additional assistance voting your shares, please contact our proxy solicitor, D.F. King & Co., Inc., toll-free at (800) 549-6697 or call collect at (212) 269-5550.

Additional Information and Where to Find It

The Company has filed with the SEC a definitive proxy statement in connection with the proposed removal of Mr. Okada from the board of directors of the Company. The definitive proxy statement was sent or given to the Company’s stockholders and contains important information about the proposed removal of Mr. Okada. SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT CAREFULLY. The definitive proxy statement and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, security holders may obtain free copies of the definitive proxy statement from the Company by contacting Investor Relations by mail at Attention: Investor Relations, 3131 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

Participants in the Solicitation

The Company and its directors, officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed removal of Mr. Okada from the board of directors of the Company.

Information about the Company’s directors and executive officers is set forth in its proxy statement for its 2012 Annual Meeting of Stockholders, which was filed with the SEC on September 20, 2012, and its Annual Report on Form 10-K for the year ended December 31, 2011, filed on February 29, 2012, as amended on April 30, 2012. These documents are available free of charge at the SEC’s website at www.sec.gov, and by mail at Attention: Investor Relations, 3131 Las Vegas Boulevard South, Las Vegas, Nevada 89109, or by going to the Company’s Investor Relations page on its corporate website at www.wynnresorts.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the transaction is included in the proxy statement that the Company filed with the SEC on January 3, 2013.